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                                                                   EXHIBIT 10.32

                                  BILL OF SALE,

                            ASSIGNMENT OF CONTRACTS,

                                       AND

                              ASSUMPTION AGREEMENT

                                 BY AND BETWEEN

                         CAROLINA TRUCK CONNECTION, INC
                         ------------------------------
                          A NORTH CAROLINA CORPORATION

                                   ("SELLER")

                                       AND

                                   XRG, INC.,
                             ----------------------
                             A DELAWARE CORPORATION

                                    ("BUYER")

                         EFFECTIVE ______________, 2004

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                                  BILL OF SALE,

                            ASSIGNMENT OF CONTRACTS,

                            AND ASSUMPTION AGREEMENT

      THIS BILL OF SALE, ASSIGNMENT OF CONTRACTS, AND ASSUMPTION AGREEMENT is made as of the ___ day of __________, 200_, and is effective as of the 1___ day of __________. 200_, by and between Carolina Truck Connection, a North Carolina corporation ("Seller"), and XRG, Inc.., a Delaware corporation ("Buyer").

                              W I T N E S S E T H:

      WHEREAS, Seller and Buyer have entered into, executed and delivered an Asset Purchase Agreement dated ________________, 200_ (the "Agreement"), wherein Seller has agreed to sell and Buyer has agreed to purchase the Assets of Seller, and Seller has agreed to assign to Buyer certain of its contracts, agreements and leases and all rights thereunder, and Buyer has agreed to assume certain liabilities of Seller regarding the Assets, contracts, agreements and leases, as hereinafter described and defined; and

      WHEREAS, this Bill of Sale, Assignment of Contracts and Assumption Agreement (collectively, "Bill of Sale") is being executed and delivered in order to effect: (i) the transfer of the Assets to Buyer; (ii) the assignment of contracts, agreements and leases and all rights thereunder; and (iii) the assumption by Buyer of certain liabilities of Seller;

      NOW, THEREFORE, in consideration of Ten and 00/100 Dollars ($10.00) and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

      1. Sale and Transfer. Seller hereby sells, assigns, transfers, conveys, sets over and delivers to Buyer certain of the tangible and intangible assets of Seller, and all rights and interests which are owned by Seller located at Seller's place of business, and certain of the tangible and intangible assets and all rights and interests used or intended to be used in the operation of Seller's business as of the date of the Agreement (collectively, "Assets"), and all existing warranties with respect to the Assets. The Assets shall include, but shall not be limited to, all property and assets described in the following categories:

                  (a) All cash, accounts receivable, tangible personal property, equipment and inventory of every description and kind used or useful or intended to be used in the operation of the Seller's business as listed on Exhibit "A" attached hereto and incorporated herein by reference, which specifies the quantity and location of each item ("Tangible Personal Property").

                  (b) All of Seller's right, title and interest under all contracts, agreements, and leases to which the Seller is a party and which relate to the operation of Seller's business.

                  (c) All assignable license, permits, certificates, authorizations, warranties and franchises necessary to operate and conduct the Seller's business, including, but not limited to, any authorizations required by law, and all written waivers of any requirements pertaining to such licenses, permits, certificates, authorizations and franchises.

                  (d) All trade names, trademarks, service marks, copyrighted or copyrightable materials, manuals, forms, policies and procedures owned by Seller and used, useful or intended to be used in the operation of the Seller's business as of the date of the Agreement, including, without limitation, the names "_________________".


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      All Tangible Personal Property, including but not limited to all machinery, equipment, furniture, fixtures and tools included in the Assets as set forth in Exhibit "A" attached hereto and incorporated herein by reference are in good operating condition, reasonable wear and tear in ordinary usage excepted. Such Tangible Personal Property includes all material properties necessary to conduct in all material respects the operations of Seller's operations as now conducted.

      The Assets are subject to no encumbrances, easements, charges, adverse claims, likens, mortgages, security interests, or liabilities whatsoever, except those as set forth in Exhibit "B" attached hereto and incorporated herein by reference (collectively, the "Permitted Obligations"), of which Buyer will assume. Buyer shall assume no other obligation of Seller unless identified on Exhibit "B".

      2. Assumption of Permitted Obligations. Buyer hereby assumes the Permitted Obligations of Seller relating to the operation of Seller's business, as more particularly described in Exhibit "B".

      TO HAVE AND TO HOLD unto Buyer, its successors and assigns forever.

      This Bill of Sale is an absolute conveyance, the Seller having sold the property to Buyer for a fair and adequate consideration.

      Seller declares and acknowledges that this conveyance is made freely and fairly, and that there are no agreements, oral or written, other than the Agreement and this Bill of Sale, Assignment of Contracts and Assumption Agreement between Seller and Buyer with respect to the Assets.

      Seller hereby covenants to and with Buyer that Seller is the lawful owner of the Assets; that the Assets are free from all encumbrances whatsoever, except as disclosed in the Agreement and in Exhibit "B"; that Seller has good right and lawful authority to sell the Assets; and that Seller will warrant and defend the sale of the Assets hereby made unto Buyer against the lawful claims and demands of all persons and entities whomsoever.

      IN WITNESS WHEREOF, this Bill of Sale, Assignment of Contracts and Assumption Agreement has been duly executed and delivered by the duly authorized officers of Seller and Buyer as of the date first above written.

WITNESSES:                                 SELLER:
                                           Carolina Truck Connection, Inc.,
                                           a North Carolina corporation

__________________________________         By:__________________________________
Print Name: ______________________         Print Name:__________________________
                                           As:__________________________________
__________________________________
Print Name: ______________________

WITNESSES:                                 BUYER:
                                           XRG, Inc.,
                                           a Delaware corporation

__________________________________         By:__________________________________
Print Name: ______________________         Its:_________________________________

__________________________________
Print Name: ______________________

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STATE OF _____________)
COUNTY OF ____________)

      The foregoing instrument was acknowledged before me this _____ day of ___________ 200__, by ______________________ as _____________________ of
_________________, a _____________ corporation, on behalf of said corporation, who is personally known to me, or who produced a ______________________________ as identification.

                                           _____________________________________
                                           Notary Public
                                           Print Name:__________________________
                                           My Commission Expires:
STATE OF ______________)
COUNTY OF _____________)

      The foregoing instrument was acknowledged before me this _____ day of ___________, 200_, by ______________________, as ______________ of
____________________________., a ___________ corporation, who is personally known to me, or who produced a __________________________ as identification.

                                           _____________________________________
                                           Notary Public
                                           Print Name:__________________________
                                           My Commission Expires:

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                                   EXHIBIT "A"

                                     ASSETS

                                [TO BE SUPPLIED]

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                                   EXHIBIT "B"

                              PERMITTED OBLIGATIONS

                                [TO BE SUPPLIED]